Leases - Cash Flow Information (Details) $ in Millions	12 Months Ended
Jun. 28, 2020 USD ($)
Cash used in operating activities:
Cash paid for operating leases	$ 5.5
Cash paid for interest portion of financing leases	0.1
Cash used in financing activities:
Cash paid for principal portion of finance leases	0.8
Non-cash operating activities:
Operating lease additions due to adoption of ASC 842	11.0
Operating lease additions and modifications, net	6.4
Finance lease additions	$ 15.7